UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 4, 2024

REBORN COFFEE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41479	47-4752305
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

580 N. Berry Street, Brea, CA	92821
(Address of principal executive offices)	(Zip Code)

(714) 784-6369

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REBN	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On January 4, 2024, Reborn Coffee, Inc., a Delaware corporation (the “Company”) received a notification letter (the “Letter”) from the Nasdaq Listing Qualifications Staff of The Nasdaq Stock Market LLC (“Nasdaq”). The Letter notified the Company that Nasdaq will consider its failure to hold its annual meeting of shareholders for the fiscal year ended December 31, 2023 in rendering a determination regarding the Company’s continued listing on The Nasdaq Capital Market. The notification received has no immediate effect on the continued listing of the Company’s common stock on Nasdaq.

Nasdaq has previously issued notification letters to the Company for failure to comply with its listing rules. Nasdaq has indicated that the Company has fallen out of compliance with Nasdaq Listing Rule 5550(a)(2) concerning the $1.00 minimum bid price listing standard as previously disclosed by the Company on its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on May 2, 2023. Nasdaq has also indicated that the Company has failed to comply with Nasdaq Listing Rule 5550(b)(1) concerning the $2,500,000 minimum stockholders’ equity rule as previously disclosed by the Company on its Current Report on Form 8-K filed with the SEC on September 5, 2023.

The Company has been afforded the opportunity to address these issues before a Nasdaq Hearings Panel. The Company has submitted a written statement which contains a plan of compliance for Nasdaq’s consideration. The Company has also taken steps to regain compliance with the Nasdaq Listing Rules however, there can be no assurance that the Company will regain compliance with Nasdaq’s Listing Rules, that Nasdaq will accept the Company’s plan of compliance or that Nasdaq will not ultimately elect to delist the Company’s securities from the Nasdaq Capital Market.

The Company, by filing this Form 8-K, discloses its receipt of the notification from Nasdaq in accordance with Nasdaq Listing Rule 5810(b).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 10, 2024

REBORN COFFEE, INC.

By:	/s/ Jay Kim
Name:	Jay Kim
Title:	Chief Executive Officer

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